EXHIBIT 23.1
                                                                    ------------





                          Independent Auditors' Consent
                          -----------------------------



The Board of Directors
Donegal Group Inc.

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus contained in the Registration Statement.




                                                     /s/ KPMG LLP

                                                     KPMG LLP

Philadelphia, Pennsylvania
April 30, 2001